SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2021

SARATOGA RESOURCES, INC.
(Exact name of registrant as specified in Charter)

Texas	000-27563	76-0314489
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1304 Alta Vista Austin, Texas 78704
(Address of Principal Executive Offices)(Zip Code)

512-940-1948
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

INTRODUCTORY NOTE

On December 30, 2021, the board of directors of Saratoga Resources, Inc. (“Saratoga”) adopted a new operating plan commencing operations as described below. Previously, Saratoga was a “shell company” (as defined in Rule 12b-2 under the Securities Exchange of 1934 (the “Exchange Act”)). As discussed in Item 5.06 below, as a result of the adoption, and commencement of operations pursuant to, the new operating plan, Saratoga has ceased to be a shell company and is providing the information below that would be included in a Form 10 if Saratoga were to file a Form 10. Information called for by Items 1A and 3 through 14 of Form 10, pertaining to Risk Factors; Properties; Security Ownership of Certain Beneficial Owners and Management; Directors and Executive Officers; Executive Compensation; Certain Relationships and Related Party Transactions and Director Independence; Legal Proceedings; Market Price of and Dividends on our Common Equity and Related Stockholder Matters; Recent Sales of Unregistered Securities; Description of our Securities to be Registered; Indemnification of Directors and Officers; Financial Statements and Supplementary Data; and, Changes in and Disagreements with Accountants on Accounting and Financial Disclosure, are unchanged from that described in, and is incorporated by reference from, Amendment No. 1 to our Form 10 Registration Statement filed with the Securities and Exchange Commission on August 19, 2021.

FORM 10 INFORMATION

Business

General

Saratoga Resources, Inc. is a development stage company focused on commercial exploitation of its portfolio of seismic licenses to participate in the acquisition and development of leases to support (i) oil and gas exploration and development and (ii) sequestration and storage of carbon dioxide.

History

We were incorporated under the laws of the State of Texas in 1990. From inception through 2016, we were engaged in the development and operation of various oil and gas assets which, at its peak, covered more than 50,000 acres across the transitional coastline and protected in-bay environment on parish and states leases of south Louisiana and in the shallow Gulf of Mexico shelf.

Following a steep decline in energy prices, in mid-2015, we, and our subsidiaries, filed a voluntary petition under Chapter 11 in the United States Bankruptcy Court to restructure our obligations and capital structure. In May 2016, the bankruptcy court approved, and in June 2016 we completed, the sale of substantially all of our assets. On November 2, 2016, our plan of reorganization became effective, our debts were discharged and we exited bankruptcy.

Following our exit from bankruptcy, we conducted nominal operations with respect to oil and gas assets retained under our Plan of Reorganization, selling certain retained oil and gas interests and rights in 2016 and 2017 to support ongoing operations. Ultimately, all remaining leases expired. From 2016 till implementation of our current business plan in late 2021, we conducted nominal operations.

Prior to our bankruptcy filing, we were subject to the reporting requirements of the Exchange Act and our common stock was listed on the NYSE Mkt (now known as the NYSE American). We were delisted from the NYSE Mkt as a result of our bankruptcy filing. With our lack of financial resources to support ongoing reporting obligations under the Exchange Act, we ceased filing reports under the Exchange and, as result, our Exchange Act registration was revoked in 2019.

In 2021, we filed a Form 10 Registration Statement (the “Form 10”) with the Securities and Exchange Commission which became effective in September 2021, after which date we again became subject to the reporting requirements of the Exchange Act and resumed reporting thereunder.

Our initial focus as discussed in our Form 10 was to seek opportunities in the “green” energy space with the potential to advance the de-carbonization of the atmosphere and, secondarily, in traditional oil and gas development to meet energy demands pending transition to a carbon-neutral economy.

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After conducting discussions with potential sources for acquisition candidates and evaluating developing market opportunities, our board of directors determined that our existing seismic licenses presented attractive opportunities to support commercial operations in both our “green” and traditional energy target markets without the anticipated dilution associated the acquisition of other businesses.

Seismic License Portfolio

In our pre-bankruptcy oil and gas operations, we acquired multiple seismic data licenses to support our then oil and gas drilling and development. Each of those licenses were non-transferrable and were retained by Saratoga following its bankruptcy.

The seismic licenses cover more than 430 square miles in the transitional coastline and protected in-bay environment of south Louisiana and the Gulf of Mexico. Those licenses were originally acquired for cash consideration of more than $1,200,000.

Previously, we drilled six productive oil and gas wells on acreage covered by the 400 square mile Breton Sound 3D seismic license.

We have commenced efforts to exploit our seismic license portfolio to identify attractive acreage that may be available for lease both for oil and gas exploration and for sequestration of CO2.

Oil and Gas Opportunity

With the resumption of global economic growth following the sharp drop in economic activity in the initial months of the COVID-19 pandemic, energy demand and energy prices have strengthened markedly during 2021, with U.S. benchmark West Texas Intermediate oil prices rising from $47.62 on the first trading day of 2021 to $73.79 as of December 24, 2021, up 54%, and Henry Hub natural gas prices rising from a January 2021 opening price of $2.60 per mcf to $3.96 per mcf as of December 21, 2021, up 52%.

While we do not presently hold any oil and gas leases or operate any wells and have no oil and gas reserves, with global crude oil production down at year-end 2021 from pre-pandemic levels and demand returning to pre-pandemic levels and projected to continue to grow through 2050[1], we believe that our seismic license portfolio and track record operating in Louisiana state waters position us to successfully resume oil and gas exploration and development operations to meet continuing energy demands pending a more broad-based transition to non-carbon based energy sources.

We have commenced discussions with Crescent Drilling & Production, Inc. regarding potential joint efforts to identify and lease attractive acreage to resume oil and gas drilling and development operations utilizing our seismic license portfolio. Crescent previously served as our engineering partner and was responsible for engineering, drilling and well management on 14 new well drills and 12 workovers. While discussions with Crescent have not yet resulted in a definitive agreement, we anticipate that Crescent will be contracted to provide substantially all essential engineering services to commence identification of prospects based on our seismic library and drilling and well operations on wells that we may drill.

We intend to contract with land services providers, geologists and other service providers to seek and secure leasehold acreage, evaluate geological characteristics of prospects and provide other necessary service to support all aspects of oil and gas operations.

Carbon Capture and Storage (CCS) Opportunity

Overview[2] Carbon capture and storage, also known as sequestration or CCS, is a process involving capturing man-made carbon dioxide (CO2) at its source and storing it permanently underground. Direct air capture of CO2 is an emerging technology which, if proven, would also fall under the umbrella of CCS. Governmental bodies and

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1 U.S. Energy Information Administration, International Energy Outlook 2021.

2 Congressional Research Service: Carbon Capture and Sequestration (CCS) in the United States; October 18, 2021.

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private industry have identified CCS as an important tool in the reduction of greenhouse gas emitted into the atmosphere.

Since 2010, Congress has provided $7.3 billion in appropriations for Department of Energy CCS-related activities.

According to the Global CCS Institute, in 2020 there were 24 facilities worldwide capturing and injecting CO2 of which 12 are in the United States. Within the U.S., those facilities presently operate in five industrial sectors: chemical production, hydrogen production, fertilizer production, natural gas processing and power generation. Each of those facilities captures and injects CO2 in underground geologic formation or use the CO2 to increase oil production from aging fields, or enhanced oil recovery (EOR).

Congress has incentivized development of CCS projects through creation of the Internal Revenue Code Section 45Q tax credit of $50 per ton for carbon sequestration or its use as a tertiary injectant for EOR or other designated purposes. Recent Internal Revenue Service guidance and regulations on this tax credit are intended to provide increased certainty for industry by establishing processes and standards for “secure geologic storage of CO2,” among other requirements.

CCS Process. CCS involves three main steps: (1) capturing and separating CO2 from other gases; (2) compressing and transporting the captured CO2 to the sequestration site; and (3) injecting the CO2 in subsurface geological reservoirs.

Each step in the CCS process entails challenges of a technical, economic, practical and other natures. Large scale implementation of CCS will require technological and other advances to bring costs down and, pending improved costs, substantial governmental support.

The first phase of CCS, CO2 capture and separation, is the most technically challenging and costly step in the CCS process with multiple approaches presently in use or under evaluation.

The second phase of CCS, compressing and transporting CO2, involves less technical challenges and most commonly entails use of pipelines. While there is an established pipeline network in the U.S. transporting CO2 to oil fields for use in EOR, expansion of that pipeline network to support CCS would entail substantial challenges in terms of regulatory clearances, rights-of-way acquisition, safety issues, operating issues, financial issues and other challenges.

The third phase of CCS, CO2 injection and sequestration, involves injection of CO2 in a fluid, or supercritical, state into geological formations typically being either (1) depleted oil and gas reservoirs, (2) deep saline reservoirs, or (3) unmineable coal seams. The pressure in those formations would typically be sufficient to assure that the injected CO2 remains supercritical reducing the likelihood of the CO2 from migrating out of the geological formation. In each instance, the geological formation would require an overlying caprock to assure that the CO2 remains trapped underground.

Existing technologies utilized in the oil and gas industry are expected to be readily adaptable for the long-term storage and monitoring of CO2.

According to estimates by the U.S. Department of Energy (DOE), U.S. storage capacity for CO2 ranges from 2.6 trillion to 22 trillion tons of CO2.

Gulf Coast CCS Market. With substantial industry located along, and substantial CO2 emissions from industry along, the U.S. Gulf coast, and a large base of depleted offshore oil and gas reservoirs, a variety of state governments and governmental, quasi-governmental and private entities have committed substantial time, funding and resources to the study the feasibility and development of CCS as both a means of addressing reduction in atmospheric CO2 and the development of CCS-based industry.

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In 2021, ExxonMobil announced plans to develop a $100+ billion CCS project in and around the Houston Ship Channel with a view to partnering with the largest CO2 emitters in the area to capture 100 million tons per year of CO2 by 2040. ExxonMobil, in turn, engaged in discussions with the Biden administration to facilitate the commercial viability of CCS projects and the infrastructure bill advocated by the Biden administration and enacted into law included amendments to the Outer Continental Shelf Lands Act of 1953 to allow leasing and permitting specifically for CCS. To further ExxonMobil’s CCS plan, in November 2021, ExxonMobil reinterred the U.S. Gulf of Mexico Continental Shelf lease market and was the high bidder on 94 tracts, spending $14.9 million.[3]

In Louisiana, the Southeast Regional Carbon Sequestration Partnership (SECARB), a program at the Southern States Energy Board, and the Gulf of Mexico Partnership for Offshore Carbon Storage (GoMCarb) are actively evaluating CCS potential in Louisiana state waters with a focus on depleted oil and gas fields as well as use of CO2 in EOR in active oil and gas fields.

GoMCarb has identified a number of advantages associated with Offshore CCS in the Gulf of Mexico, including the existence of one of the most studied geological basins in the worlds, a high concentration of industrial CO2 emission sources, one of the country’s largest volume, lowest risk geology sinks, CO2 industrial sources close to large offshore sinks, existing CO2 capture and transportation facilities are in place and commercial EOR is available to offset cost.

According to the EPA, in 2016, Louisiana ranked 5th among U.S. states in CO2 emissions at approximately 220 million tons.

Focused on preserving the viability of local industry in a low-carbon environment, Louisiana officials and investors have followed the long-term studies of CCS viability in Louisiana and existing CCS projects in other industrialized regions with a view to creating a carbon storage hub along the Louisiana gulf coast. To that end, the Louisiana Legislature passed a bill to lower bureaucratic hurdles to CCS and the state has applied to the EPA for authority to permit carbon storage sites.[4]

Market Approach. Our plan to enter the Louisiana CCS market is centered around utilization of our existing 3D seismic data portfolio. We plan to utilize our seismic data to evaluate and identify optimal geological structures for use in the long-term storage of CO2. We will seek to monetize that information through direct acquisition of acreage positions or through partnering with third parties through joint ownership and operation of such acreage or through fee for service arrangements.

We believe that the availability of 3D seismic data will be essential to properly identifying and evaluating appropriate CCS geological structures. Evidencing such belief, GoMCarb notes on its website that it is utilizing 3D seismic data to study how multiple reservoir storage projects interact within one basin system, focusing on pressure influences on stratigraphy and overall structure. Further SECARB-USA participants note that the use of 3D seismic is considered industry best practice in evaluating the drilling for reservoirs targeted for use in CCS although the EPA has not yet weighed in on the use, extent and quality of seismic or alternative methods to evaluate reservoirs.[5]

In order to implement our CCS strategy, we intend to retain experienced engineers and professionals to evaluate acreage for CCS use utilizing our 3D seismic portfolio. We have commenced discussions with Crescent Drilling, our oil and gas drilling service provider, and GeoX Energy, regarding establishment of a contractual relationship to implement all technical aspects of our CCS strategy.

There can be no assurance that we will be successful in securing any financing required to carry out our planned oil and gas and CCS operations or that we will be able to successfully operate either or both of the operating segments.

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3 Energy Intelligence; Exxon Eyes CCS in Active US Gulf Lease Sale; November 17, 2021.

4 Houston Chronicle.com; On Gulf Coast, is Carbon Storage the Next Big Thing? October 29, 2020.

5 Carbon Capture in the Southeast; SECARB-USA Webinar; August 25, 2021.

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Competition

We expect to encounter intense competition from other entities engaged in the oil and gas exploration and production business in areas covered by our seismic license portfolio or engaged in the storage phase of the CCS business in the state waters of the coast of Louisiana. Many of these entities may be well established and have extensive experience in the markets in which we compete. Many if not most of these competitors possess far greater financial, human and other resources compared to our resources. While we believe that our seismic data portfolio will be advantageous in our efforts to compete in our target markets, our ability to compete will be limited by our limited financial and human resources.

The CCS market is a relatively new market. Numerous global companies have enterred, or announced plans to enter, the CCS market and we expect many additional companies to enter the CCS market and that such new entrants will result in intense competition.

Additionally, CCS is one of many approaches focused on minimizing CO2 in the atmosphere. Other approaches to reduction in atmospheric CO2 levels may enjoy greater public acceptance or superior economic opportunities. If competing approaches are more favorably received, we may be unable to successfully capitalize on the perceived value of our seismic data to support carbon sequestration, or we may realize lower levels of revenue than would be the case in the absence of such alternatives.

Even if CCS is determined to be a financial viable approach to CO2 reduction, our success will be dependent upon our ability to secure necessary capital to support our operations and attract and retain employees and consultants with the requisite expertise to support our planned operations. Competition for such personnel is expected to be intense. If we are unable to secure necessary capital to support operations or to attract and retain such personnel, we may be unable to successfully compete in our target markets.

Employees

We presently have one employee, our Chief Executive Officer, who devotes substantially all of his time to our affairs. With the commencement of our efforts in the oil and gas and CCS markets, we anticipate that we will require additional personnel to support our operations. We anticipate that such personnel will be a mix of employees and outside contract personnel.

Regulation

Oil and Gas Industry. The oil and gas industry is subject to regulation by numerous national, state and local governmental agencies and departments. Compliance with these regulations is often difficult and costly and noncompliance could result in substantial penalties and risks. Most jurisdictions in which we expect to operate also have statutes, rules, regulations or guidelines governing the conservation of natural resources, including the unitization or pooling of oil and gas properties and the establishment of maximum rates of production from oil and gas wells. Some jurisdictions also require the filing of drilling and operating permits, bonds and reports. The failure to comply with these statutes, rules and regulations could result in the imposition of fines and penalties and the suspension or cessation of operations in affected areas.

CCS Industry. The CCS industry is a new and developing industry. Federal, state and local regulation of the CCS industry is still developing and subject to potential change. The storage of CO2 phase of the industry is expected to be regulated in a manner similar to the oil and gas industry wherein drilling and operating permits are required, bonds, reporting and similar requirements where failure to comply with such regulations are subject to fines and penalties and potential suspension or cessation of operations. Because the applicable regulatory regime to support CCS is new and evolving there can be no assurance that such regime will be conducive to successful operations or will not result in the incurrence of high costs.

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Environmental Regulation. Various federal, state and local laws and regulations relating to the protection of the environment, including the discharge of materials into the environment, may affect both our planned oil and gas operations and our planned CCS operations. These laws and regulations, among other things, govern the amounts and types of substances that may be released into the environment, the issuance of permits to conduct exploration, drilling and production operations, the discharge and disposition of generated waste materials and waste management, the reclamation and abandonment of wells, sites and facilities, financial assurance under the Oil Pollution Act of 1990 and the remediation of contaminated sites. These laws and regulations may impose substantial liabilities for noncompliance and for any contamination resulting from our operations and may require the suspension or cessation of operations in affected areas.

We expect to routinely obtain permits for our facilities and operations in accordance with applicable laws and regulations on an ongoing basis. There can be no assurance that we will not incur issues that have a significant adverse effect on the permitting process or permit compliance status of any of our facilities or operations.

The ultimate financial impact of environmental laws and regulations is neither clearly known nor easily determined as new standards are enacted and new interpretations of existing standards are rendered. Environmental laws and regulations are expected to have an increasing impact on our operations. In addition, any non-compliance with such laws could subject us to material administrative, civil or criminal penalties, or other liabilities. Potential permitting costs are variable and directly associated with the type of facility and its geographic location. Costs, for example, may be incurred for air emission permits, spill contingency requirements, and discharge or injection permits. These costs are considered a normal, recurring cost of our planned operations and not an extraordinary cost of compliance with government regulations.

We are committed to the protection of the environment throughout our operations and believe our operations will be in substantial compliance with applicable environmental laws and regulations. We believe environmental stewardship is an important part of our daily business and will continue to make expenditures on a regular basis relating to environmental compliance. We do not presently maintain insurance coverage for spills, pollution and certain other environmental risks, but may seek such coverage in the future but do not expect to be fully insured against all such risks. Since environmental costs and liabilities are inherent in our operations and in the operations of companies engaged in similar businesses and since regulatory requirements frequently change and may become more stringent, there can be no assurance that material costs and liabilities will not be incurred in the future.

Corporate Information

Our offices are located at 1304 Alta Vista, Austin, Texas 78704 and our telephone number is (512) 940-1948. Our offices are provided on a rent free basis by our Chief Executive Officer. We expect that our offices will be relocated in the future to a suitable location to support our operations in Louisiana.

Smaller Reporting Company Status. We are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of the fiscal year in which (1) the aggregate worldwide market value of our common stock held by non-affiliates equaled or exceeded $250 million as of the prior June 30th, or (2) our annual revenues equaled or exceeded $100 million during such completed fiscal year and the aggregate worldwide market value of our common stock held by non-affiliates equaled or exceeded $700 million as of the prior June 30th.

Development Stage Company Status. We are a development stage company and have not yet generated operating revenues since adopting our current business plan.

Shell Company Status. Prior to adoption of our current business plan, we had no or nominal operations and no or nominal assets. As such, we were a “shell company” as defined in Rule 405 under the Securities Act. “Restricted securities”, as defined in Rule 144 under the Securities Act, that we sold while we were a “shell company”, including securities sold pursuant to the resale restrictions of Rule 502(d) under Regulation D promulgated under the Securities, will not be eligible for resale in reliance on Rule 144 until one year after the filing of this Form 8-K providing the “Form 10 Information” reflecting termination of our shell company status.

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       Penny Stock Status. Our common stock is a “penny stock,” as defined in Rule 3a51-1 promulgated by the SEC under the Securities Exchange Act of 1934. The penny stock rules require a broker-dealer, prior to a transaction in penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its sales person in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that the broker-dealer, not otherwise exempt from such rules, must make a special written determination that the penny stock is suitable for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure rules have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. So long as our common stock is subject to the penny stock rules, it may be more difficult to sell our common stock.

Financial Information

Overview

From our exit from bankruptcy in 2016 till adoption of our current business model in December 2021, we had no material operations and no material operating assets. With the adoption of our business model, our business is focused on utilizing our licensed 3D seismic data portfolio to participate in the acquisition and development of leases to support (i) oil and gas exploration and development and (ii) sequestration and storage of carbon dioxide. We intend use our limited financial resources, to seek additional funding and enter into contractual relations to support development of our business.

Results of Operations

We have had no material operations and had no operating revenues during the years ended December 31, 2020 and 2019 and through the three and nine months ended September 30, 2021.

During the three months ended September 30, 2021 and 2020, we reported net losses of $133,626 and $97,893, respectively. For the nine months ended September 30, 2021 and 2020, we reported net losses of $383,931 and $295,675, respectively, and during fiscal years 2020 and 2019, we reported net losses of $410,257 and $412,251, respectively. The losses during each of those periods arose from corporate maintenance costs, salary accrued to our sole officer and accrued director fees.

In 2021, we incurred one-time expenses associated with preparation and filing of our Form 10 registration statement, including legal, accounting, auditing and other costs of our efforts to resume public trading in our common stock. With the effectiveness of our Form 10 registration statement, in September 2021, we anticipate that our expenses will increase as a result of being a public company (for legal, financial reporting, accounting, auditing and associated costs), our efforts to resume trading in our common stock and our efforts to identify and consummate a transaction with prospective business combination candidates.

With the adoption of our current business plan, we anticipate that operating expenses increase to support our business.

Liquidity and Capital Resources

As of September 30, 2021 and December 31, 2020, we had no business operations and limited cash resources.

As of September 30, 2021, we had a cash balance of $32,299. At that date, we had a deficit in working capital of $1.9 million, principally reflecting accrued salary owed to our sole officer ($1,320,833), interest on accrued salary owed to our sole officer ($279,667) and accrued director fees payable to our former non-employee directors ($190,508).

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In early 2021, we sold 3,000,000 shares of common stock to two unaffiliated investors for $120,000. We have used the proceeds of that stock issuance principally to support our efforts to resume public trading in our common stock and commence efforts to identify and consummate a transaction with a business combination candidate. Such costs have included, but are not limited to, paying the costs of bringing our financial statements current and auditing the same, payment of legal fees and other costs associated filing our Form 10 registration statement, payment of transfer agent and related fees. Our Form 10 registration statement was completed, filed and became effective in September 2021.

In June 2021, we issued (i) to our Chief Executive Officer 2,358,421 shares of common stock in full settlement of $69,337 of advances and $25,000 of interest on accrued salaries, and (ii) to legal counsel 342,000 shares of common stock in full settlement of $13,680 of accrued legal fees.

Funding provided by our 2021 common stock sale is not sufficient to support our current business plan. We will require additional equity, debt or other financing to support implementation of our business plan as well as our ongoing corporate overhead. There can be no assurance that we will be able to secure additional funding on acceptable terms, or at all, to support our operations.

Our audited consolidated financial statements for the years ended December 31, 2020 and 2019 include a qualification for “going concern,” reflecting a risk that we will not be able to sustain operations for the next twelve months.

Off-Balance Sheet Arrangements

As of September 30, 2021, December 31, 2020 and 2019, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act of 1934.

Contractual Obligations and Commitments

As of September 30, 2021, December 31, 2020 and 2019, our only contractual obligation was an employment agreement with our sole officer.

Critical Accounting Policies

Our significant accounting policies are described in the notes to our financial statements for the years ended December 31, 2019 and 2020, and are included elsewhere in this registration statement. None of our accounting policies are considered critical accounting policies.

Item 5.06.	Change in Shell Company Status

As a result of the launch of Saratoga’s new operations described in the Introductory Note above, Saratoga ceased to be a shell company (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) effective December 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA RESOURCES, INC.
Date: December 30, 2021
	By:	/s/ Thomas Cooke
Thomas Cooke
President

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